El Pollo Loco Holdings, Inc. 8-K

Exhibit 99.1

El Pollo Loco Holdings, Inc. Announces Leadership Transition Plan

Laurance Roberts to Leave El Pollo Loco After 10 Years of Service as CEO and CFO

Chief Operating Officer Maria Hollandsworth Named Interim President and CEO

Company Has Initiated a Search for a New CEO

COSTA MESA, CA – November 2, 2023 – El Pollo Loco Holdings, Inc. (“El Pollo Loco” or the “Company”) (Nasdaq: LOCO), the nation’s leading fire-grilled chicken restaurant chain, today announced that Laurance Roberts is leaving his position as President, CEO and Director after more than 10 years at the Company. To ensure a smooth transition, Mr. Roberts will continue to provide consulting services to the Company through December 28, 2023.

The Board has engaged a nationally recognized executive search firm to identify a new Chief Executive Officer. While this process continues, Maria Hollandsworth, El Pollo Loco’s Chief Operating Officer, will assume the role of Interim President and CEO. Her appointment will help facilitate a seamless leadership transition until a new CEO is appointed.

“Larry has been an instrumental part of El Pollo Loco’s history as a public company, from serving as our CFO during our initial public offering in 2014 to leading the Company as our CEO for the past two years”, said William Floyd, Chairman of the El Pollo Loco Board. “On behalf of the Board, I want to thank Larry for his leadership and valuable contributions to El Pollo Loco over the past 10 years. It has been a privilege to work with Larry and we wish him the best.”

Mr. Roberts stated, “Being part of El Pollo Loco has been the highlight of my career, and I am proud of what we have accomplished together during my time with the Company. I look forward to working with Maria, the rest of the management team and the Board of Directors through the end of the year to ensure the Company is well-positioned for the future.”

Ms. Hollandsworth commented, “I am pleased to be named Interim President and CEO of El Pollo Loco and look forward to working closely with the Board and our senior leadership team to continue to drive our strong brand forward.”

Mr. Floyd continued, “Maria is a seasoned veteran with over 30 years of experience in the restaurant industry. With extensive operational experience across multiple franchised, quick-service brands, we believe Maria is well suited to step into the role of Interim President and CEO. During her tenure at the Company, Maria has put the customer at the forefront of everything we do while driving significant operational improvements. She has been vital in creating our strategic vision and we are excited for her to lead this brand forward. The Board and management team are committed to ensuring a smooth transition, and I look forward to working closely with Maria throughout this process.”

About Maria Hollandsworth

Before joining El Pollo Loco in November 2022, Ms. Hollandsworth was the Regional Vice President of Operations for Dunkin’, a division of multi-brand restaurant company Inspire Brands, Inc. During her tenure, she worked closely with Dunkin’ franchisees to establish and execute a strategic market plan. She also led the leadership team in building strong relationships with franchisee leaders and increasing profitability through a culture of trust, respect, and improved guest satisfaction. Prior to Inspire, Ms. Hollandsworth worked for over 20 years at Jack in the Box, most recently serving as the Vice President of Strategic Initiatives and Operations Services from 2013 to 2018, where she successfully executed the creation and implementation of enterprise-wide strategic initiatives across over 2,000 restaurants. Prior to this role, Ms. Hollandsworth held leadership roles in both company and franchise operations at Jack in the Box.

About El Pollo Loco

El Pollo Loco (Nasdaq:LOCO) is the nation’s leading fire-grilled chicken restaurant with a mission to bring people together around food, family, and culture in the communities it serves. El Pollo Loco is renowned for its handcrafted food, an innovative blend of traditional Mexican cuisine and better-for-you eating, that Los Angeles is known for. Since 1980, El Pollo Loco has successfully opened and maintained over 490 company-owned and franchised restaurants in Arizona, California, Colorado, Nevada, Texas, Utah, and Louisiana while remaining true to its Mexican-American heritage. El Pollo Loco continues to grow and evolve, nourishing connections to tradition, culture, and one another through fire-grilled goodness that makes us feel like familia. For more information, visit us at ElPolloLoco.com.

Investor Contact:

Jeff Priester

ICR

Investors@elpolloloco.com

Media Contact:

Jacie Prieto-Lopez

The ID Agency

310-804-5115

jacie@theidagency.com

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements because they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “outlook,” “potential,” “project,” “projection,” “plan,” “intend,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. They appear in a number of places throughout this press release and include our 2023 outlook and statements regarding the expected results of our initiatives and our ability to capture opportunities and attract franchisees, as well as our ongoing business intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, sales levels, liquidity, prospects, growth, strategies and the industry in which we operate. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those that we expected.

While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties that could cause outcomes to differ materially from our expectations. These factors include, but are not limited to: uncertainty regarding a potential resurgence of the COVID 19 pandemic or another pandemic, epidemic or infectious disease outbreak on our company, our employees, our customers, our partners, our industry and the economy as a whole, as well as our franchisees’ ability to maintain operations in their individual restaurants; global economic or other business conditions that may affect the desire or ability of our customers to purchase our products such as inflationary pressures, high unemployment levels, increases in gas prices, and declines in median income growth, consumer confidence and consumer discretionary spending; our ability to open new restaurants in new and existing markets, including difficulty in finding sites and in negotiating acceptable leases; our ability to compete successfully with other quick-service and fast casual restaurants; vulnerability to changes in political and economic conditions and consumer preferences; our ability to attract, develop, assimilate and retain employees; vulnerability to conditions in the greater Los Angeles area and to natural disasters given the geographic concentration and real estate intensive nature of our business; the possibility that we may continue to incur significant impairment of certain of our assets, in particular in our new markets; changes in food and supply costs, especially for chicken, labor, construction and utilities; social media and negative publicity, whether or not valid, and our ability to respond to and effectively manage the accelerated impact of social media; our ability to continue to expand our digital business, delivery orders and catering; and other risks set forth in our filings with the Securities and Exchange Commission from time to time, including under Item 1A, Risk Factors in our annual report on Form 10 K for the year ended December 28, 2022, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission, all of which are or will be available online at www.sec.gov.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the ways that we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.